Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9. SUBSEQUENT EVENTS

As described in Note 1, the Company completed the Business Combination on October 15, 2020. In connection with the closing of the Business Combination, the Company paid the deferred underwriting fee of $7,000,000 to the underwriters of the Initial Public Offering and paid $18,952 to redeeming stockholders.

NOTE 10. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On February 7, 2020, the Company’s stockholders approved an amendment to its Charter to extend the period of time for which the Company is required to consummate a Business Combination to June 10, 2020. The number of shares of common stock presented for redemption in connection with the extension was 4,589. The Company paid cash in the aggregate amount of $47,175, or approximately $10.28 per share, to redeeming stockholders. The Company agreed to deposit $0.033 for each Public Share outstanding that was not redeemed for each of the four consecutive monthly periods of the extension, assuming the Company takes the full time through the Extended Date to complete a Business Combination. In February and March 2020, the Company deposited $0.033 for each Public Share that was not converted in connection with the extension, or an aggregate of $1,319,697, into the Trust Account.

On February 10, 2020, the Company issued an unsecured promissory note to the Sponsor in the aggregate amount of $2,639,394 in order to fund the extension payments. The note is non-interest bearing and payable upon the consummation of a Business Combination.